                   AGREEMENT NO. PL.-011417295/446-PTC-ELE/99

concluded on 15th December 1999 by and between:
Elektrim- Volt S.A.
seated in Warsaw, ul. Panska 77/79
entered to the Commercial Register kept by the District Court in Warsaw, XVI Commercial & Registration Division under the No. B/49347 represented by:

     1. Wffiodzimierz Tyszko -- the Vice-president of the Management Board, the General Manager

     2.    Paweffi Wyganowski -- the Deputy Commercial Director, the Proxy

hereinafter referred to as the "Contractor"

and

Polska Telefonia Cyfrowa Sp. zo.o.
seated in Warsaw, Al. Jerozolimskie 181, entered to the Commercial Register kept by the District Court for the capital city of Warsaw, XVI Commercial & Registration Division under the No. RHB 45740 represented by:

     1.    Bogusffiaw Kulakowski, the General Manager

     2.    Wilhelm Stuckemann, Network Operation Director

hereafter referred to as the "Contracting Party".

                                   SECTION 1

                                 SUBJECT MATTER

     1.1. The Parties express hereby a will to continue a co-operation in the area of construction and execution of the investment named "Stacje Benzynowe Polskiej Telefonii Cyfrowej GSM" hereafter referred to as the "Facilities". The Parties confirm hereby that as of the date of this Agreement, the Contractor executes 58 Facilities listed in the Appendix No. 7 assigned to it by the Contracting Party within the Agreement concluded between Elektrim S.A. and the Contracting party on 28th Oct. 1996.

     1.2. In reference to the Facilities being executed as provided for in the Sect. 1.1. hereabove, the Contracting Party confirms hereby that it will place the order with the Contractor until 30th June 2000, on the basis of which it will order the performance of solicitation & design activities and installation & assembly works as provided for in the Sect. 1.4 hereafter for the same number of the Facilities specified in the List of 58 Facilities currently being executed that will be built be the Contractor and accepted by the Contracting Party for use until 31st December 1999.

     1.3. Irrespective of the provisions contained in the Sect. 1.2 hereabove, the Contracting party guarantees hereby that in time of being this Agreement in force, it will provide the Contractor with orders for the execution of new Facilities [in portfolios composed of 5 localizations] unless the Parties agree otherwise, that will enable the Contractor to have at least 20 Facilities involved in the investment process.

     1.4. Upon the terms & conditions provided in this Agreement, the Contractor undertakes to fulfill duties associated with a preparation for the execution of the Facilities and execution of the Facilities through separate orders placed for particular Facilities, on the basis of technical instructions concerning the construction of the stations given by the Contracting Party, and in compliance with the technical know-how rules, on the basis of the technical documentation according to the Appendix No. 2, pt 8 confirmed according to the procedure described in the Sect. 1.1.

        The Contractor undertakes hereby to accomplish the following tasks:

        a) administration & design activities described in the Appendix No. 1a or 1b;

        b) performance of construction & installation works of the abovementioned Facilities on the basis of designs prepared according to the instructions contained in the pt 8 of the Appendix No. 1a or 1b to this Agreement;

        c) arrangements with the Contracting Party on the dates of technological equipment installation (antennas, antenna wires, containers etc.);

        d) provision of a necessary land survey service on the area of works being performed and performance of a post-performance land survey inventory;

        e) measurements of electro-magnetic field impact and obtaining an instrument stating a permit given by competent bodies for the use of the Base Station in compliance with the current provisions of law.

     1.5. The Contractor is obliged to provide the Contracting Party with a design for the construction of the GSM Digital Telephony Base Station in due time specified in a separate order.

     1.6. The Contracting Party undertakes hereby to approve the abovementioned draft within 5 working days of the date on which such a design is delivered to the Contracting Party. Approval of a design is made through signing the original design and the Documentation Acceptance Protocol (as provided for in the Appendix No. 2) by the Contracting Party.

                                   SECTION 2

                          PRICE FOR THE SUBJECT MATTER

     2.1. The Price for the Subject Matter is the amount expressed in PLN that will be fixed from time to time on the basis of the Orders to this Agreement placed separately for administration & design activities (Sect. 1.4.a), and constructions $ installation works (Sect. 1.4b and 1.4e).

     2.2. The Price for the Subject Matter includes: the costs of administration & design activities, and the costs of construction & installation work performance, the costs of Facility insurance, and the costs of securing the construction site until the Acceptance Protocol is signed according to the Appendices Nos. 2, 3.1, 3.2, 3.3, and 3.4 to this Agreement. The Price for the Subject Matter will be calculated on the basis of the prices per unit specified in the Appendix No. 4 and if there is no price per unit provided, on the basis of KNR according to the Appendix No. 5 to this Agreement.

     2.3. The Price for the Subject Matter does not include VAT. VAT will be added from time to time to the amounts specified in particular VAT invoices at a rate being in force on the date of VAT invoice issue.

                                   SECTION 3

                                TERMS OF PAYMENT

     3.1. Payment for the performance of this Agreement due to the Contractor is hereby agreed by the Parties in the following manner:

        a) for the performance of administration & design activities described in the Appendix No. 1a or 1b

             -- 100% of a payment upon the submission of a building permit by the Contractor. If the Contracting Party gives up the execution of an item previously accepted by it, then the Contracting Party shall refund the Contractor all documented costs incurred by the Contractor.

        b) for the performance of construction & installation works, and securing the construction site until the Acceptance Protocol is signed in the scope of tasks specified in the Sect. 1.4.b and 1.4.e.

             -- partial payment equal to the cost of foundations and value of the lower (according to the pt 1 and 2 of the Appendix No. 4) after the tower is delivered on the site

             -- the rest, up to 100% of the payment -- after the official delivery of the construction to the Contracting Party: 5% of a payment according to a final settlement shall be withheld by the Contracting Party as a warranty security deposit for the period of 24 months. That security deposit will be refunded before the lapse of 24 months provided that the Contractor will submit a bank guarantee or promissory note.

     3.2. Payments will be increased by VAT according to the rates in force on the date of VAT invoice. Payments resulting from particular Orders will be made by the Contracting Party through transfer to its bank account operated in Bank Handlowy S.A., VI Branch in Warsaw, No. 10301061-04741000 or to the another bank account specified in the invoice upon the rules described in the pt 3.1.

     3.3. The Contractor will issue invoices within 7 days of the date on which it has become entitled to a payment.

     3.4. The Contracting Party is obliged to pay invoice issued by the Contractor within 30 days of the date on which an original invoice has been received.

     3.5.  The Contracting Party declares that it is VAT payer, and its NIP is:
           526-10-40-567, and it obliges hereby the Contractor to issue VAT invoices in compliance with the terms & conditions of this Agreement and current regulations concerning VAT invoice issue.

     3.6. The Contractor shall issue invoices for: Polska Telefonia Cyfrowa Sp. z o.o., Al. Jerozolimskie 181, 02-222 Warsaw, and send them to the Supplier Service Department, address as above along with the Work Certificate according to the Appendix No. 6.

                                   SECTION 4

                  TERMS & CONDITIONS OF AGREEMENT PERFORMANCE

     4.1. All provisions resulting from this Agreement will be performed in time specified from time to time in a separate Order.

     4.2. The Contractor will submit to the Contracting Party a declaration on readiness to sign the acceptance Protocol 5 days before expected acceptance date. On a date agreed, the authorized representatives of the Contracting Party and the Contractor will commence the activities connected with the acceptance.

     4.3. If the Contracting Party fails to proceed to signing the Acceptance Protocol on the date agreed as provided for in the pt 4.2, then the Acceptance Protocol shall be signed on another date agreed, yet the latest within 5 days after the date specified in a declaration.

     4.4. A proper performance of this Agreement will be confirmed by signing the Acceptance Protocol by the authorized representatives of the Contracting Party and the Contractor on the form presented in the Appendices Nos. 3, 3.1, 3.2, 3.3, and 3.4 which shall occur the latest within 7 working days of the date on which the Contracting Party is notified in writing by the Contractor about a readiness to accept the construction.

     4.5. If in a progress of acceptance, the Contracting Party finds any defects, then the Contracting Party will provide the Contractor with the written list of defects or deficiencies discovered, and it will fix a term for removal of these defects and deficiencies, yet it may not be longer than 14 days of the date of acceptance ended by a refusal to accept. The Contractor shall notify the Contracting Party about the date of the next acceptance that will go on according to the same procedure as the first one.

                                   SECTION 5

                        DUTIES OF THE CONTRACTING PARTY

     5.1. The Contracting Party shall appoint the Supervision Inspector who shall fulfill his duties in compliance with the Act -- Building Regulations. He/she will be designated each time in a separate order.

     5.2. The Contracting Party will provide the Contractor with a report (SIR) on the basis of which the Contractor will be able to prepare a construction design.

     5.3. The Contracting Party will sign the Acceptance Protocol immediately after a proper completion of construction & installation works.

                                       SECTION 6

                                DUTIES OF THE CONTRACTOR

     6.1. The Contractor shall be held responsible for any damages caused on the construction site according to the general provisions of law.

     6.2. The Contractor undertakes to prepare a post-performance documentation as of the date of the Acceptance Protocol in the term specified in a separate Order.

     6.3. The Contractor undertakes to provide any direct information and data on the progress of works upon each demand of the Contracting party.

     6.4.  The Contractor is responsible for insuring the construction site.

     6.5. The Contractor is liable to its employees for any damages caused to them in connection with the performance of activities covered by this Agreement. The Contractor is obliged to provide these employees with appropriate insurance policies against these damages for the entire period of performing activities covered by this Agreement. Copies of these policies shall be presented to the Contracting Party for review before a construction will be started.

                                   SECTION 7

                             WARRANTY AND GUARANTEE

     7.1. The Contractor gives hereby the Contracting Party a quality warranty for all works constituting the subject matter of this Agreement.

     7.2. Quality warranty is given for 36 months of the date on which the Contracting Party signs the Acceptance Protocol.

     7.3. The Contracting Party may exercise its rights on the basis of a physical defect guarantee independently of any rights resulting from a warranty.

     7.4. The Contractor gives a 24 month warranty for used materials and equipment manufactured by producers of particular materials and equipment in compliance with warranties given by the producers of particular materials and equipment. The Contractor will provide the Contracting Party with appropriate warranty instruments of a producer, and it will provide appropriate attests.

     7.5. Any defects or irregularities shall be reported by authorized representatives of the Contracting Party to the address of the Contractor specified each time in a separate Order.

     7.6. The Contractor is obliged to inform the Contracting Party about each change in address, phone number, fax number, e-mail to which defects are supposed to be reported the latest until the end of a day on which a given change occurred. If the abovementioned duty is not fulfilled, then reports placed in one of the abovementioned manners is deemed to be effective towards the Contractor.

     7.7. Elimination of defects discovered upon the acceptance of works shall take place the latest within 14 days of the moment at which the Contracting Party reports them.

                                   SECTION 8

                                   LIABILITY

     8.1. The Contractor is liable for defective construction of the Facilities upon the terms & conditions of this Agreement, provisions of the Civil Code and the Act-building regulations.

                                   SECTION 9

         LIABILITY OF THE PARTIES FOR VIOLATION OF THIRD PARTY'S RIGHTS

     9.1. The Parties guarantee hereby that in a result of concluding this Agreement, no rights of a third party will be violated, and in the event of any claims or accusations of a third party rights' violation brought by any Party, then a Party shall defend at its cost against any such claims or accusations and it will free the other Party of them, and it will cover all costs and losses incurred provided that it will immediately inform the other Party on these claims or accusations, and it will provide it with all information possessed by it and it will give the other Party powers of attorney to conduct a required legal proceeding in a court room and out of court, including composition arrangements.

     9.2. Until a proceeding concerning the claims made against the Contracting Party is over, the Contractor may sustain a right of the Contracting Party to use the objects or execute a right given on the basis of this Agreement or propose the Contracting Party to modify or change it in such a way that rights of a third party won't be violated. If these solutions can not be employed due to exorbitant costs, then the Contractor will refund the Contracting Party a price for the Facility constituting the subject of claims or accusations of a third party reduced by depreciation value of such a Facility and costs directly associated with a preparation of the Contractor for the performance, and the Contracting Party shall give back that Facility at a cost and risk of the Contractor.

                                   SECTION 10

                           CESSION OF RIGHTS & DUTIES

     10.1. The Contracting Party may -- without a consent of the Contractor -- cede any rights and payables resulting from this Agreement to the members of the Bank Consortium as provided for in the Credit Agreement signed by the Contracting Party on 17th December 1997, and charge these rights and payables with a registered lien.

     10.2. The Contractor has a right to entrust the performance of some of its obligations resulting from this Agreement to a third party, and it shall be liable for the activities and avoidances to act by that third party as if they were of its own.

                                   SECTION 11

                             PENALTIES & INTERESTS

     11.1. If the contractor delays the fulfillment of its obligations resulting from this Agreement, then the Contracting Party may impose contractual penalties constituting 0.1% of the Order value per each day of a delay, yet no more than 5% of a payment.

     11.2. For delay in elimination of defects found by the Contracting Party in a progress of acceptance procedure or discovered in the period of guarantee or warranty, the Contracting Party may impose a penalty constituting 0.1% of the Order value per each day of a delay from the date fixed for elimination of these defects, yet no more than 5% of a payment.

     11.3. Claims due to these contractual penalties don't exclude a right to claim compensation according to the general provisions of law.

     11.4. If the Contracting Party delays making payments resulting from this Agreement, then the Contractor will be allowed to charge the Contracting Party with interests.

                                   SECTION 12

                                  FORCE MAJURE

     12.1. Any Party may not be held responsible for a failure to perform or improper performance of its obligations if it proves that such a failure has been caused by the event beyond its control, and that at a moment of concluding this Agreement it was impossible to predict such an event, and the consequences of it that affected a capability of that Party to perform this Agreement, and the event itself or at least its consequences could not have been avoided.

     12.2. The event mentioned in the pt 12.1 hereabove may result from any or all of the following circumstances:

        a) a war, including: civil war, unrests, turmoil and the acts of sabotage;

        b) natural calamities such as storms, hurricanes, earthquakes, floods, thunder stroke;

        c) explosions, fire, destruction of machines, factory or any kind of installations;

        d) boycott, strike, lock-outs of any kind, "Italian" strike, occupation of a factory and premises;

        e) the acts of authorities of public nature except activities for which a Party that tries to be relieved from a liability has assumed a risk on the basis of this Agreement, and except the circumstances specified in the pt. 12.3.

     12.3. It is hereby agreed that a lack of permits required to perform this Agreement of individual nature given by any public authority does not constitute an event on a basis of which a Party may be relieved from a liability.

     12.4. Immediately after the occurrence of an event, and after learning about an impact of such an event on ability to perform this Agreement, a Party trying to be relieved from a liability shall notify the other Party about that event and its impact on Party's inability to perform this Agreement If an event ceases to exist that fact shall be immediately reported. Within 14 days of the date on which an event occurred, a Party trying to be relieved from a liability shall obtain a certificate of Force Majure event issued by the National Chamber of Commerce in Warsaw, and then it will deliver it to the other Party.

     12.5. A reason for relieving from a liability becomes effective from a moment of an event occurrence or if a certificate of Force Majure has not been delivered in time limit specified in the pt 12.4 then from a moment of delivering a Force Majure certificate. A Party that won't notify about an event and won't submit a Force Majure certificate to the other Party in time limit specified should be held liable for damages suffered by the other Party that could have been avoided if a notification or Force Majure certificate had been delivered on time.

     12.6. A reason for relieving from a liability by force of this Clause relieves a Party, that fails to fulfill its obligations, from the obligation to pay a compensation, contractual penalties and other contractual sanctions, except an obligation to pay interests on dues as long and to the extent to which these reasons continue.

     12.7. Moreover, the above reason extends the term if this Agreement by a justified period of time, and thus excludes a possible right of the other Party to terminate or withdraw from the Agreement. While defining a justified period of time, one shall consider an ability of a Party failing to fulfill its obligations to restart the performance of this Agreement, and interest of the other Party in receiving a performance despite a delay. While waiting for a continuation by a Party that has disrupted that continuation, the other Party may suspend performance of its obligations.

     12.8. If a reason for relieving from a liability continues for more than 30 days, then a Party entitled to have a performance has a right to withdraw from the Agreement. In such a case, the Parties shall refund all performances received until now.

                                   SECTION 13

                               TERRITORY AND TERM

     13.1. This Agreement is a general agreement, and it is concluded for the period of 2 years.

     13.2. This Agreement is enforceable on the territory of Poland, and a detail scope of it will be defined in Orders.

                                   SECTION 14

                                ORDER WITHDRAWAL

     14.1. The Contracting Party reserves a right to withdraw from the execution of a given Facility with the effect on the date of a withdrawal notice delivery if it is necessary for technical or commercial reasons. In such an event, the Contracting Party will refund the Contractor all costs related to the performance of an Order incurred by the Contractor until the date of withdrawal from the Order on the basis of the Work Discontinuation Protocol presented by the Contractor and approved by the Contracting Party.

     14.2. If the Contractor delays commencement or completion of works due to its fault to such extent that it is not probable that it would be able to complete them on time agreed with the Contracting Party, then the Contracting Party may withdraw from an Order before the term for the performance of these works expires without a necessity to fix additional term for such performance.

     14.3. If the Contractor fulfills obligations resulting from this Agreement in a defective manner or in a manner contradictory to the Agreement, then the Contracting Party may demand that he change a manner of a performance and fix a due date until which the Contractor shall do it. After expiration of the term fixed by the Contracting Party without any effect, the Contracting Party may withdraw from an Order or assign correction or further performance of these works to another Contractor at a cost and risk of the Contractor.

                                   SECTION 15

                                FINAL PROVISIONS

     15.1. To all cases not regulated in this Agreement, the provisions of the Polish law shall be applied.

     15.2. In regard to disputes resulting from this Agreement, and a performance of it, the Parties agreeably submit to the jurisdiction of the Arbitration Court with the National Chamber of Commerce in Warsaw in compliance with the Rules of that Court.

     15.3. Appendices to this Agreement constitute an integral part of it.

     15.4. Any amendments and supplements to this Agreement shall be introduced in writing and both Parties shall accept them, otherwise they will be null and void.

     15.5. Effective date of this Agreement is a day on which both Parties sign this Agreement, provided that the Supervisory Board of the Contracting Party will approve it.

     15.6. This Agreement has been executed in two identical copies, one copy for each of the Parties.

CONTRACTOR
-----------------------------------------            CONTRACTING PARTY
                                                     -----------------------------------------

/s/                                                  /s/

/s/                                                  /s/

                                                                 APPENDIX NO. 1A

                                       AGREEMENT NO. PL-011417295/446-PTC-ELE/99

                       ADMINISTRATIVE & DESIGN ACTIVITIES

                             THE EXISTENT FACILITY

* delete information that is unneeded

NO.  ACTIVITY SPECIFICATION                                            VALUE
---  ----------------------                                        -------------
1.   SEARCHING CANDIDATURES FOR LOCALIZATIONS....................       1 000,00
     -- two to three alternative addresses for each of
        localizations ordered
     -- oral consent given by the owner for a qualification
     visit, and signing a lease/rental agreement
     -- taking photos of a facility (site)
     -- submission of a written report containing necessary
     information and maps with a localization being marked on
        them
2.   QUALIFICATION VISIT WITH RADIO SERVICES BEING INVOLVED......         500,00
     -- agreement on a date and conditions of a qualification
        visit with an owner
     -- indication of a selected localization to technical
        services of the Contractor
3.   CHECKING RIGHTS AND LEGAL TITLES TO A LOCALIZATION..........       1 300,00
     -- preparation and delivery of an official statement
     -- checking an ownership
     -- preparation of a preliminary assessment with location and suitability of a localization being taken into account and prepared upon agreeing with radio services
4.   NEGOTIATIONS ON THE TERMS & CONDITIONS OF LEASE/RENTAL......       1 500,00
     -- negotiations on the price for the subject of a
     lease/rental with an owner and in agreement with PTC
     -- agreement on the contents of a lease/rental agreement             600,00
        with and owner and PTC...................................
5.   CONCLUSION OF A LEASE/RENTAL AGREEMENT
     -- signing on the part of PTC
     -- signing on the part of an owner
6.   PREPARATION OF THE APPLICATION FOR A DECISION ON THE
     PRECONDITIONS OF BUILDING AND LAND DEVELOPMENT
     -- preparation of an opinion on the impact of an investment        2 800,00
     being designed on natural environment (by an expert entered in the List of the Ministry of Environment Conservation &
        Natural Resources).......................................
     -- obtaining necessary maps and land survey maps for design purposes as specified in an invoice
     -- application to a competent electric power establishment for issuing the conditions governing electric power
        allocation
7.   OBTAINING A LEGALLY BINDING DECISION ON THE PRECONDITIONS
     FOR BUILDING AND LAND DEVELOPMENT
8.   PREPARATION OF AN APPLICATION FOR RELEASE OF A BUILDING
     PERMIT
     -- application to a civic aviation..........................         200,00
     -- application to air forces................................         200,00
     -- application to the Environment Conservation Section in a          800,00
        local Office of Architecture.............................
     -- application to a local SANEPID branch....................         800,00
     -- arrangements with TP S.A.................................         200,00
     -- arrangements with gas services...........................
     -- arrangements with the Road & Bridge Region...............
     -- tests of soils for design purposes.......................       8 500,00

NO.  ACTIVITY SPECIFICATION                                            VALUE
---  ----------------------                                        -------------
     -- construction design in 6 copies..........................
     -- land management design in 6 copies.......................
     -- inside installation design in 6 copies...................
     -- external power supply design after agreeing with an             2 500,00
        electric power establishment.............................
9.   APPLICATION FOR RELEASE OF THE DECISION ON A BUILDING              1 500,00
     PERMIT......................................................
10.  OBTAINING THE LEGALLY BINDING DECISION ON A BUILDING               2 000,00
     PERMIT......................................................
                                                                   -------------
     TOTAL.......................................................      24 500,00
                                                                   =============

CONTRACTOR                                           CONTRACTING PARTY
-----------------------------------------            -----------------------------------------

/s/                                                  /s/

                                                                 APPENDIX NO. 1B
                                       AGREEMENT NO. PL-011417295/446-PTC-ELE/99

                       ADMINISTRATIVE & DESIGN ACTIVITIES

                                   THE TOWER

NO.   DESCRIPTION OF ACTIVITY                                           VALUE
---   -----------------------                                       -------------
1.    SEARCHING CANDIDATURES FOR LOCALIZATIONS....................       1 000,00
      -- two to three alternative addresses for each of
         localizations ordered
      -- oral consent given by the owner for a qualification
      visit, and signing a lease/rental agreement
      -- taking photos of a facility (site)
      -- submission of a written report containing necessary
      information and maps with a localization being marked on
         them
2.    QUALIFICATION VISIT WITH RADIO SERVICES BEING INVOLVED......         600,00
      -- agreement on a date and conditions of a qualification
         visit with an owner
      -- indication of a selected localization to technical
         services of the Contractor
3.    CHECKING RIGHTS AND LEGAL TITLES TO A LOCALIZATION..........       1 300,00
      -- preparation and delivery of an official statement
      -- checking an ownership
      -- preparation of a preliminary assessment with location and suitability of a localization being taken into account and prepared upon agreeing with radio services
4.    NEGOTIATIONS ON THE TERMS & CONDITIONS OF LEASE/RENTAL......       1 500,00
      -- negotiations on the price for the subject of a
      lease/rental with an owner and in agreement with PTC
      -- agreement on the contents of a lease/rental agreement
         with an owner and PTC....................................         600,00
5.    CONCLUSION OF A LEASE/RENTAL AGREEMENT
      -- signing on the part of PTC
      -- signing on the part of an owner
6.    PREPARATION OF THE APPLICATION FOR A DECISION ON THE
      PRECONDITIONS OF BUILDING AND LAND DEVELOPMENT..............       1 500,00
      -- preparation of an opinion on the impact of an investment being designed on natural environment (by an expert entered in the List of the Ministry of Environment Conservation &
         Natural Resources).......................................       2 800,00
      -- obtaining necessary maps and land survey maps for design
         purposes.................................................       1 800,00
      -- application to a competent electric power establishment for issuing the conditions governing electric power
         allocation...............................................         400,00
7.    OBTAINING A LEGALLY BINDING DECISION ON THE PRECONDITIONS
      FOR BUILDING AND LAND DEVELOPMENT...........................       1 300,00
8.    PREPARATION OF AN APPLICATION FOR RELEASE OF A BUILDING
      PERMIT
      -- application to a civic aviation..........................         200,00
      -- application to air forces................................         200,00
      -- application to the Environment Conservation Section in a
         local Office of Architecture.............................         800,00
      -- application to a local SANEPID branch....................         800,00
      -- arrangements with TP S.A.
      -- arrangements with gas services...........................             --
      -- arrangements with the Road & Bridge Region...............             --
      -- tests of soils for design purposes.......................       2 000,00
      -- construction design in 6 copies..........................      *8 650,00

NO.   DESCRIPTION OF ACTIVITY                                           VALUE
---   -----------------------                                       -------------
      -- land management design in 6 copies.......................       2 000,00
      -- inside installation design in 6 copies...................       2 000,00
      -- external power supply design after agreeing with an
         electric power establishment.............................  as in invoice
9.    APPLICATION FOR RELEASE OF THE DECISION ON A BUILDING
      PERMIT......................................................       1 500,00
10.   OBTAINING THE LEGALLY BINDING DECISION ON A BUILDING
      PERMIT......................................................       2 000,00
      TOTAL.......................................................      30 950,00

CONTRACTOR                                           CONTRACTING PARTY
-----------------------------------------            -----------------------------------------

/s/                                                  /s/

* for the 1st wind zone 58m -- PLN 10 000,00; for the 3rd wind zone 40m -- PLN 10 925,00; for the 1st wind zone 60-86m -- PLN 14 500,00.

                                                                  APPENDIX NO. 2
                                       AGREEMENT NO. PL-011417295/446-PTC-ELE/99

                       DOCUMENTATION ACCEPTANCE PROTOCOL

The List of the Technical Documentation enclosed:

NO.                        ELABORATION TITLE
---                        -----------------
1.
2.
3.
4.
5.
6.
7.
8.
9.
10.

     The Contractor as a provider of the abovementioned technical documentation declares hereby that it is a complete documentation as far as a purpose for which it is supposed to be used is concerned.

CONTRACTOR
-----------------------------------------            CONTRACTING PARTY
                                                     -----------------------------------------

/s/                                                  /s/

                                                               ZAFFIACZNIK NR. 3
                                           UMOWA NR. PL-011417295/446-PTC-ELE/99

                        PROTOKOFFI INSPEKCJI BUDOWLANEJ
                         Civil Works Inspection Report

NUMER STACJI:                                  ADRES:
Site Number:                                   Address:

DRA PRZEDSTAWIONE PRZEZ WYKONAWCE:____________
DRA delivered by supplier:

DATA KONTROLI:____________
Date of inspection:

STATUS STACJI: Site status:                     WYKONAWCA: Supplier:
[ ] Nowa stacja new site                        [ ] Ericsson
[ ] Rozbudowa extension                         [ ] Siemens
[ ] Rekonfiguracja reconfiguration              [ ] Elektrim Volt

UCZESTNICY: (PTC):                             WYKONAWCA:
Participants:                                  Supplier:

                                                                    ILOSC STRON USTEREK
PRZEDMIOT KONTROLI*    PO NUMER ZAMOWIENIA    STOPIEN USTERKI      QUALITY OF FAULT LIST
 Inspected items*     Purchase Order number     Fault class                pages
-------------------   ---------------------   ----------------   --------------------------
     --                                            --
     --                                            --
     --                                            --
     --                                            --
     --                                            --
     --                                            --

---------------

* PRZEDMIOT KONTROLI: KONSTRUKCJA BTS'U, PRACE BUDOWLANE, PRACE ELEKTRYCZNE, KONSTRUKCJE STALOWE.
* Inspected items: BTS construction, Civil work, Electric work, Steel construction

UWAGI PO INSPEKCJI (zmiany lub rozszerzenia):
Remarks to inspected items:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INFORMACJA O USUNIECIU USTEREK:
Results removal information:

  WSZYSTKIE USTERKI USUNIETO / all faults removed      DATA KONTROLI:
                                           Date of inspection

Uczestnicy: ZAMAWIAJACY:                       WYKONAWCA:
Participants:                                  Supplier:
Podpisy: PTC                                   WYKONAWCA:
Signature:                                     Supplier:

     Na podstawie podpisanej listy usterek budowlanych
(zaffiaczono     . . . . .stron). Wykonawca zgadza sie z zawartymi w dokumencie opisami usterek budowlanych. Kopia podpisanej listy usterek oraz protokoffi zostanie przekazana Wykonawcy.

     Wykonawca oswiadcza, ze wszystkie uzyte materiaffiy sa zgodne z polskimi normami i przepisami.

     Klasyfikacja usterek:     Stopien 1: nieakceptowaine     Stopien 2:
akceptowalne -- termin usuniecia usterek dwa tygodnie     Stopien 3:
akceptowalne -- termin usuniecia usterek cztery tygodnie.

     Based on the signed civil works fault list (annex     . . . . .Pages), the
supplier agree with all the faults described on the civil works fault list. One copy of the signed fault lists and this document will be handed out to the supplier. Supplier states that all materials used on the site are according to the Polish norms and regulations.

     Fault class (F.Class):     F.Class 1: not acceptable     F.Class 2:
acceptable -- subject to fault removal within two weeks     F.Class 3:
acceptable -- subject to fault removal within four weeks.

DATA:____________
Date:

Podpisy:                            ZAMAWIAJACY:                    WYKONAWCA:
Signature:                          PTC                             Supplier

                                                             ZAFFIACZNIK NR. 3.1
                                           UMOWA NR. PL-011417295/466-PTC-ELE/99

             PROTOKOFFI INSPEKCJI BUDOWLANEJ -- (LISTA DOKUMENTOW)
            Civil Works Inspection Report -- (list of documentation)

NUMER STACJI:                                     ADRES:
Site No:                                          Address:

NUMER ZAMOWENIA:________________________
Purchase Order number

                               DOKUMENTY                            TAK   NIE   UWAGI Z OPISEM
LP.                            documents                            yes   no       remarks
---   ------------------------------------------------------------  ---   ---   --------------
 1.   Dziennik budowy.
      Building book...............................................  [ ]   [ ]
 2.   Projekt boduwlany.
      Building design project.....................................  [ ]   [ ]
 3.   Uzgodienie projektu z wiascicielem obiektu
      Technical Design agreements with owner......................  [ ]   [ ]
 4.   Zgoda Urzedu Wojewodzkiego na instalacie urzadzeni
      wytwarzajacych pole elektromagnetyczne.
      Wojwodship
      Authority consent for installation of EMF-related device....  [ ]   [ ]
 5.   Opinia Panstwowej Inspekcji Sanitarnej.
      State Sanitary Inspection Opinion...........................  [ ]   [ ]
 6.   Kompleksowa ocena oddziaffiywania na srodowisko.
      Environmental influence report..............................  [ ]   [ ]
 7.   Pozwolenie na budowe.
      Building permission.........................................  [ ]   [ ]
 8.   Decyzja o warunkach zabudowy i zagosp, teranu.
      General Conditions..........................................  [ ]   [ ]
 9.   Lotnictwo cywilne.
      Civil aviation..............................................  [ ]   [ ]
10.   Lotnictwo wojskowe
      Military aviation...........................................  [ ]   [ ]
11.   Oswiadczenie kierownika budowy zgodnie z art. 57 Prawa
      Budowlanego.
      The statement of the building manager in compliance with art
      57 Polish Building Law......................................  [ ]   [ ]
12.   Opinia geotechniczna.
      Geotechnical Opinion........................................  [ ]   [ ]
13.   Inwentaryzacja geodezyjna powykonawcza.
      As built geodetic documentation.............................  [ ]   [ ]
14.   Dokumentacja powykonawcza.
      As built documentation......................................  [ ]   [ ]
15.   Gwarancja na powffioke cynkowa.
      Galvanisation guarantee.....................................  [ ]   [ ]
16.   Alesty hutnicze na stal.
      Steel certificate...........................................  [ ]   [ ]
17.   Alest na beton.
      Concrete certificate........................................  [ ]   [ ]
18.   Protokoffi odbioru urzadzenia chroniacego przed upadkiem.
      Certificate of falling protection system....................  [ ]   [ ]

                               DOKUMENTY                            TAK   NIE   UWAGI Z OPISEM
LP.                            documents                            yes   no       remarks
---   ------------------------------------------------------------  ---   ---   --------------
19.   Kopia zaswiadczen kwalifikacyjnych osob wykonujacych pomiary elektryczne.
      Copy of Qualification certificate for electrical tester.....  [ ]   [ ]
20.   Opis dostepu.
      Access description..........................................  [ ]   [ ]
21.   Protokoffi odbioru od wffiasciciela po wykonanych robotach.
      Protocol with the owner about no remarks executed works.....  [ ]   [ ]
22.   Protokoffi pomiaru ochrony przeciwporazeniowej.
      Stock protection measurment report..........................  [ ]   [ ]
23.   Protokoffi pomiaru izolacji obwodow elektrycznych.
      Electrical circuits isolation resistance measurment
      report......................................................  [ ]   [ ]
24.   Protokoffi pomiaru izolacji kabla zasitajacego.
      Power supply cable isolation measurment report..............  [ ]   [ ]
25.   Dokumentacja urzadzenia piorunochronnego:
      Lighting system documentation:..............................  [ ]   [ ]
      - protokoffi pomiaru opornosci uziemiania.
      - earthing resistance measurment report.
      - metryka urzadzenia piorunochronnego.
      - lightning system specification list.
      - protokoffi badania urzadzenia piorunochronnego.
      - committee acceptance statement on lightning system.

Data:
Date:

Podpisy:                            ZAMAWIAJACY:                    WYKONAWCA:
Signature:                          PTC                             Supplier

                                                              ZALACZNIK NR. 3.2.
                                           UMOWA NR. PL-011417295/446-PTC-ELE/99

                 POTOKOFFI OTRZYMANIA POZWOLENIA NA UZYTKOWANIE
                          Using Permit Delivery Report

NUMER SITE'U:                                        ADRES:
Site No:                                             Address:

NUMER ZAMOWIENIA:
Purchase Order No:

                                OPINIE:                            TAK  NIE  UWAGI Z OPISEM
LP                             Opinions:                           yes  no      remarks
--                             ---------                           ---  ---  --------------
1.    Powykonawcze pomiary oddzsiaffiywania pol
      elektromagnetycznych (pozytywne).
      Positive EMF Measurements..................................  [ ]  [ ]
2.    Panstwowej Inspekcji Ochrony Srodowiska (konieczne do
      pozwolenia na uzytkowanie) -- opinia lub kopia wystapienia do wffiadz.
      State Environmental Inspection (necessary for using permit)
      -- opinion or copy of the application letter to
      authority..................................................  [ ]  [ ]
3.    Panstwowej Inspekcji Sanitarnej (konieczne do pozwolenia na uzytkowanie) -- opinia lub kopia wystapienia do wffiadz.
      State Sanitary Inspection (necessary for using permit) --
      opinion or copy of the application letter to authority.....  [ ]  [ ]
4.    Panstwowej Inspekcji Pracy, (konieczne do pozwolenia na
      uzytkowanie) -- opinia lub kopia wystapienia do wffiadz.
      State Worksafety Inspection (necessary for using permit) --
      opinion or copy of the application letter to authority.....  [ ]  [ ]
5.    Panstwowej Strazy Pozarnej (konieczne do pozwolenia na
      uzytkowanie) -- opinia lub kopia wystapienia do wffiadz.
      State Fire Department (necessary for using permit) --
      opinion or copy of the application letter to authority.....  [ ]  [ ]
6.    Pozwolenie na uzytkowanie.
      Using Permit...............................................  [ ]  [ ]

Data:________________________
Date:

Podpisy:  ZAMAWIAJACY:                                       WYKONAWCA:
Signature:                                                   Supplier

                                                               ZALACZNIK NR. 3.3
                                           UMOWA NR. PL-011417295/446-PTC-ELE/99

               PROTOKOL AKCEPTACJI KONCOWEJ/Final Site Acceptance

                             TYP ELEMENTU/NE-Type:

                                   DATA/DATE:

NUMER PUNKTU:                                     ADRES:
Site No:                                          Address:

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

[ ] NOWY    [ ] ROZSZERZENIE    [ ] ZMIANA LOKALIZACJI     [ ] PUNKT TRANSMISYJNY
  NEW         EXPANSION           RELOCATION                 TRANSMISSION SITE

Zobowiazanie dotyczace DRA:____  ____  ____
DRA obligation          dd     mm   yy

Numer zamowienia:
Purchase Order number
Wykonawca:
Supplier
Konfiguracja:
Configuration

WSZYSTKIE USTERKI USUNIETO/all faults removed

PUNKT ZAAKCEPTOWANY/SITE ACCEPTED

ZAMAWIAJACY:

Przez/by:
       Nazwisko i stanowisko/Name and
                   position

Podpis/Signature:
              PTC

NYKONAWCA:

Przez/by:
       Nazwisko i stanowisko/Name and
                   position

Podpis/Signature:

                                                             ZAFFIACZNIK NR. 3.4
                                           UMOWA NR. PL-011417295/446-PTC-ELE/99

                        PROTOKOFFI INSPEKCJI TECHNICZNEJ
                          Technical Inspection Report

NUMER STACJI:                                  ADRES:
Site Number:                                   Address:

DRA PRZEDSTAWIONE PRZEZ WYKONAWCE:____________
DRA delivered by supplier:

DATA KONTROLI:____________
Date of inspection:

STATUS STACJI: Site status:                     WYKONAWCA: Supplier:
[ ] Nowa stacja new site                        [ ] Ericsson
[ ] Rozbudowa extension                         [ ] Siemens
[ ] Rekonfiguracja reconfiguration              [ ] Inny
                                                  Other

UCZESTNICY: ZAMAWIAJACY:               WYKONAWCA:
Participants:                          Supplier:

       TYP NE*           PO NUMER ZAMOWIENIA     DRUGA STRONA MW     STOPIEN USTERKI        ILOSC STRON USTEREK
     Type of NE*        Purchase Order number      MW far end          Fault class      Quantity of Faultlist pages
---------------------   ---------------------   -----------------   -----------------   ---------------------------
         --                                                                --
         --                                                                --
         --                                                                --
         --                                                                --
         --                                                                --
         --                                                                --

---------------

* TYP NE: BTS, MW SYSTEM, BSC(SIEMENS), TRAU, ANTENNA SYSTEM, DXX(ERICSSON), TMA

UWAGI PO INSPEKCJI (zmiany lub rozszerzenia):
Remarks to inspected items:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INFORMACJA O USUNIECIU USTEREK:
Faults removal information:

WSZYSTKIE USTERKI USUNIETO/all faults removed     DATA KONTROLI:
                                       Date of inspection

UCZESTNICY: ZAMAWIAJACY:                       WYKONAWCA:
Participants:                                  Supplier:
Podpisy: PTC                                   WYKONAWCA:
Signature:                                     Supplier:

     Na podstawie podpisanej listy usterek technicznych
(zaffiaczono     . . . . .stron). Wykonawca zgadza sie z zawartymi w dokumencie opisami usterek technicznych. Kopia podpisanej listy usterek oraz protokoffi zostanie przekazana Wykonawcy.

     Wykonawca oswiadcza, ze wszystkie uzyte materiaffiy i urzadzenia sa zgodne z polskimi normami i przepisami, oraz posiadaja niezbedne homologacie.

     Klasyfikacja usterek: Stopien 1: nieakceptowane Stopien 2: akceptowaine --termin usuniecia usterek dwa tygodnie. Stopien 3: akceptowaine -- termin usuniecia usterek cztery tygodnie.

     Based on the signed technical fault list (annex  . . . . .Pages), the supplier agreed with the all faults described on the technical fault list. One copy of the signed fault lists and this document will be handed out to the supplier. Supplier states that all materials and equipment used on the site are according to the polish norms and regulations, and possess indispensable homologations.

     Faultclass (F.Class):     F.Class 1: not acceptable     F.Class 2:
acceptable -- subject to fault removal within two weeks.     F.Class 3:
acceptable -- subject to fault removal within four weeks.

DATA:____________
Date:

                                                                  APPENDIX NO. 4
                                       AGREEMENT NO. PL-011417295/446-PTC-ELE/99

                                UNIT PRICE LIST

     all prices are expressed in PLN and they don't include VAT.

     Unit prices for construction, installation, electrical and fitting works include a purchase, delivery, installation, additional material, labor cost with the following factors taken into account:

     Works at high altitude, work in off-work days, work in hard conditions, short execution terms, high quality works, works performed with a use of a very expensive equipment, performance with the exposure to habitants' protests.

NO.                   WORK SPECIFICATION                  UNIT OF MEASUREMENT     UNIT PRICES
---                   ------------------                  --------------------  ----------------
  1   Steel, zinc plated structure of a tower plus
      foundations (prefabricate, delivery and
      assembly).........................................     Kg of a steel
                                                               structure                   14,60
  2   Reinforced concrete foundations of a tower
      (diggings, foundations)...........................   M3 of a foundation   calculated above
  3   Foundations for the container/BTS outdoor
      (diggings, foundations)...........................   M3 of a foundation             715,00
  4   Fencing a base station (in compliance with the
      requirements of PTC)..............................           m                      145,00
  5   Internal roads (construction, concrete pavement --
      20 cm thick)......................................          m(2)                    106,00
  6   Internal roads (substructure, payment made of a
      concrete blocks -- 8 cm thick)....................          m(2)                    106,00
  7   Road curb.........................................           m                       30,00
  8   Pavement made of mineral crushed material 0 12-30
      mm thick (thickness after condensation: 20 cm)....          m(2)                     60,00
  9   Temporary access road made of concrete plates
      (preparatory works, assembly, disassembly)........          m(2)                     80,00
 10   External, permanent access road (diggings,
      substructure, pavement made of furnace slag)......          m(2)                     38,00
 11   External, permanent access road (diggings,
      substructure pavement made of concrete)...........          m(2)                    115,00
 12   External, permanent access road (diggings,
      substructure, pavement made of crushed mineral
      material).........................................          m(2)                     75,00
 13   External, permanent access road (diggings,
      substructure, pavement made of concrete plates)...          m(2)                    115,00
 14   Turn-on of outside power supply line to ZE (for
      example, SN line, replacement of a transformer,
      rebuilding field etc.)............................      Depending on
                                                          measurement taken by
                                                               authorized
                                                               contractor                   0,00
 15   Outdoor on-ground power supply line ZE-ZK (without
      ZK) insulated cables 35 mm(2).....................           m                       50,00
 16   Outdoor on-ground power supply line ZE-ZK (without
      ZK), non-insulated cables 35 mm(2)................           m                       50,00
 17   Outdoor cable power supply line ZE-ZK (without
      ZK), cable: Al35..................................           m                       50,00
 18   Outdoor cable power supply line ZE-ZK (without
      ZK), cable: Cu25..................................           m                       65,00

NO.                   WORK SPECIFICATION                  UNIT OF MEASUREMENT     UNIT PRICES
---                   ------------------                  --------------------  ----------------
 19   Outdoor cable power supply line ZE-ZK (without
      ZK), cable: Al70..................................           m                       75,00
 20   Outdoor cable power supply line ZE-ZK (without
      ZK), cable: Cu50..................................           m                       95,00
 21   Outdoor cable power supply line ZE-ZK (without
      ZK), cable: Al120.................................           m                      100,00
 22   Outdoor cable power supply line ZE-ZK (without
      ZK), cable: Cu95..................................           m                      140,00
 23   Cable joint (ZK) (in compliance with the
      requirements of ZE and PTC).......................         units                  1 200,00
 24   Turning on visas in the building for a main
      distribution point (development or redevelopment
      of RG)............................................      Depending on
                                                          measurement taken by
                                                               authorized
                                                               contractor                   0,00
 25   Electricity metering panel -- TL in outdoor
      version...........................................         units                   950,000
 26   Internal cable power supply line (from ZK to
      TGSM), underground. VDY 5x10......................           m                       55,00
 27   Vis in the building -- TL -- TGSM YDY 5x10 (RVS
      n/t)..............................................           m                       45,00
 28   TGSM -- outdoor type (in compliance to the
      requirements of PTC)..............................         units                  4 600,00
 29   Power supply for GSM equipment -- outdoor (TGSM
      outdoor-BTS) OPd 5x4 (in a metal zinc plated
      pipe).............................................           m                       45,00
 30   TGSM -- outdoor type (in compliance to the
      requirements of PTC) and electrical system --
      indoor (according to PTC standard)................         units                 10 500,00
 31   Grounding by means of a band iron (fencing,
      foundations of a tower, container/ BTS outdoor in
      compliance with the requirements of PTC) FeZn
      30x4..............................................           m                       30,00
 32   Earth rod Fe o 20.................................           m                       25,00
 33   Earth rod Cu......................................           m                       65,00
 34   Lighting protector on a roof -- wire: FeZn o7.....           m                       19,00
 35   Lighting protector on a roof -- cable: LgY50......           m                       30,00
 36   Lighting protector on a roof -- band iron FeZn
      25x4..............................................           m                       23,00
 37   Air terminals installed on a tower/chimney/mast --
      iron band; FeZn 20x3..............................           m                       23,00
 38   Air terminals installed on a tower/chimney/mast --
      iron band; LGY 50.................................           m                       30,00
 39   New lighting protector on the facade of the
      building for grounding G100 hm, along with
      fasteners and all connections to a pull rod.......           m                       20,00
 40   New lighting protector on the facade of the
      building for grounding G100 hm, along with
      fasteners and all connections to anchors..........           m                       25,00
 41   Measurement and protocols (distributor test
      protocol/ producer's quality
      certificate/certificates, attests, declarations on
      equipment and material compliance, protocols of
      fire protection assessment, protocols of electric
      circuit coating resistance measurement............          set                        700
 42   Steel, zinc plated cable bridge with a cover for
      antenna wiring (between a tower/chimney/mast and a
      container)........................................           kg                      17,00

NO.                   WORK SPECIFICATION                  UNIT OF MEASUREMENT     UNIT PRICES
---                   ------------------                  --------------------  ----------------
 43   Steel, zinc plated cable rack installed on a
      tower/chimney/ mast-30 cm wide....................           kg                      17,00
 44   Steel, zinc plated cable rack installed on a
      tower/chimney/ mast-40 cm wide....................           kg                      17,00
 45   Steel, zinc plated cable rack installed on a
      tower/chimney/ mast-60 cm wide....................           kg                      17,00
 46   Steel, zinc plated structure of platforms and
      antenna brackets on chimneys/existent towers
      (prefabricate, delivery and assembly) with the
      aplinist technique employed.......................           kg                      34,00
 47   Steel, zinc plated structure of platforms and
      antenna brackets on chimney/existent towers
      (prefabricate, delivery and assembly).............           kg                      21,00
 48   Pipes, steel support structures on roofs for
      antennas that are zinc plated and constructed on
      the basis of a technical documentation
      (prefabricate, delivery and assembly).............           kg                      21,00
 49   Preparation of a place on a roof for installation
      of steel support structures (peening, puncturing,
      concrete, roof insulation. 1 supporting
      structure.........................................         units                    800,00
 50   Reinforcing steel, zinc plated and painted
      structure according to a technical design for a
      power supply set foundation, BTS (prefabricate,
      delivery and assembly)............................           kg                      24,00
 51   Zinc plated, cable channels with a cover installed
      on a roof -- 30 cm (for example, on a concrete
      blocks) h-15 cm...................................           m                       75,00
 52   Zinc plated, cable channels with a cover installed
      on a roof -- 40 cm (for example, on a concrete
      blocks) h-15 cm...................................           m                       85,00
 53   Zinc plated, cable channels with a cover installed
      on a roof -- 60 cm (for example, on a concrete
      blocks) h-15 cm                                              m                      110,00
 54   Zinc plated, cable channels with a cover installed
      on a roof -- 30 cm (for example, on a concrete
      blocks) h-15 cm...................................           m                       70,00
 55   Zinc plated, cable channels with a cover installed
      on a roof -- 40 cm (for example, on a concrete
      blocks) h-15 cm...................................           m                       80,00
 56   Zinc plated, cable channels with a cover installed
      on a roof -- 60 cm (for example, on a concrete
      blocks) h-15 cm...................................           m                      100,00
 57   Letting a wire through a roof with a waterproof
      insulation for a bundle of wires..................      Depending on
                                                              measurement                   0,00
 58   Opening for antenna wires in reinforced concrete
      walls, and floors.................................          unit                     40,00
 59   Opening for antenna wires in concrete walls, and
      floors............................................          unit                     35,00
 60   Opening for antenna wires in brick walls, and
      floors............................................          unit                     35,00
 61   Opening for electric wires in reinforced concrete
      walls, and floors.................................          unit                     20,00
 62   Opening for electric wires in concrete walls, and
      floors............................................          unit                     15,00
 63   Opening for electric wires in brick walls, and
      floors............................................          unit                     15,00
 64   Opening for electric wires in the existent wire
      channel...........................................          unit                     15,00
 65   Passage of wires through the wall of the building
      -- type: ROXTEC Frame: type G 4x4.................          unit                  1 400,00
 66   Puncture of a brick wall (20 cm thick) plus
      finishing.........................................           m2                     180,00
 67   Puncture of a brick wall (50 cm thick) plus
      finishing.........................................           m2                     230,00
 68   Puncture of an reinforced concrete wall (20 cm
      thick) plus finishing.............................           m2                     200,00

NO.                   WORK SPECIFICATION                  UNIT OF MEASUREMENT     UNIT PRICES
---                   ------------------                  --------------------  ----------------
 69   Reparation of a wall after destruction (minor
      works -- bricking & plastering -- as additional to
      painting).........................................          m(2)                     18,00
 70   Stop of a window plus insulation (for example,
      foil, mineral wool STG)...........................          m(2)                    140,00
 71   Removal of the old frame..........................          m(2)                     15,00
 72   Support for steel construction made of reinforced
      concrete used for founding a power supply set,
      BTS...............................................          m(3)                    715,00
 73   anti-burglary doors in a special frame, with a 6
      point lock, fireproof F 60........................          unit                  2 200,00
 74   Self-balancing concrete preparation and flowing
      out...............................................          m(2)                     35,00
 75   Ant -- electrostatic lining.......................          m(2)                     92,00
 76   Floor painting -- 2 times.........................          m(2)                     20,00
 77   Wall plastering...................................          m(2)                     30,00
 78   Wall painting -- 2 times..........................          m(2)                     20,00
 79   Ceiling plastering................................          m(2)                     35,00
 80   Ceiling painting -- 2 times.......................          m(2)                     25,00
 81   Wall construction of steel, zinc plated and
      painted panels -- thickness: 80 mm filled with a
      polyurethane foam.................................      Depending on
                                                              Measurement                   0,00
 82   Ceiling construction of steel, zinc plated and
      painted panels -- thickness: 80 mm filled with a
      polyurethane foam.................................      Depending on
                                                              Measurement                   0,00
 83   Wall construction of gypsum plates (on two sides)
      on a steel grid filled with a mineral wool,
      finished with angle brackets on corners plus
      painting..........................................          m(2)                    130,00
 84   Wall construction of gypsum plates (on two sides),
      fireproof on a steel grid filled with a mineral
      wool, finished with angle brackets on corners plus
      painting..........................................          m(2)                    155,00
 85   Construction of a new wall -- thickness: 1/2
      brick.............................................          m(2)                     60,00
 86   Construction of a new wall -- thickness: 1
      brick.............................................          m(2)                     90,00
 87   Construction of a new wall -- thickness: 1.5
      brick.............................................          m(2)                    120,00
 88   Demolition of the existent roof...................          m(2)                 Valuation
 89   Reconstruction of a roof plus coverage with
      asphalt roof paper (2 times) plus insulation......          m(2)                 Valuation
 90   Reconstruction of a roof plus coverage with
      thermo-welded roof paper (2 times) plus
      insulation........................................          m(2)                 Valuation
 91   heater (2.0 kW) with a temperature control
      device............................................          unit          Purchase voucher
                                                                                           + 15%
 92   Ventilation -- capacity: 1200 m(3)/h..............          unit                    850,00
 93   Ventilation -- capacity: 2400 m(3)/h..............          unit                  1 100,00
 94   Conditioner (split) heater/cooler of cooling
      capacity: 5.0 kW SANYO according to the
      requirements of PTC...............................          unit                 11 500,00
 95   Know fire extinguisher (5 liter, standing)........          unit                    200,00
 96   Table.............................................          unit                    260,00
 97   Small, collapsible table installed on a wall......          unit                    260,00
 98   Chair.............................................          unit                    120,00
 99   Aluminum ladder (5 level).........................          unit                    300,00
100   BHP SOLL system -- a ladder with a guide/ labor
      cost/ material/ assembly..........................           m                          --

NO.                   WORK SPECIFICATION                  UNIT OF MEASUREMENT     UNIT PRICES
---                   ------------------                  --------------------  ----------------
101   BHP SOLL system -- a guide/ labor cost/ material/
      assembly..........................................           m                          --
102   BHP HACA system -- a ladder with a guide/ labor
      cost/ material/ assembly..........................           m                          --
103   BHP HACA system -- a guide/ labor cost/ material/
      assembly..........................................           m                          --
104   'C' rail installed on a chimney/ tower facade/
      roof -- 30 cm.....................................          unit                     45,00
105   'C' rail installed on a chimney/ tower facade/
      roof -- 40 cm.....................................          unit                     50,00
106   'C' rail installed on a chimney/ tower facade/
      roof -- 50 cm.....................................          unit                     65,00
107   Measurement of electromagnetic field impact.......      localization              2 500,00
108   Obtaining a permit for the use of a facility......      localization              2 500,00

                 APPENDIX NO. 5 TO THE AGREEMENT NO. PL-011417295/446-PTC-ELE/99

                           RATIOS FOR COST ESTIMATION

CATALOGUES FOR COST ESTIMATION

KNR

SECOCENBUD

RATIOS

       -- labor cost
 R
       -- materials
 M
       -- equipment
 S
       -- indirect costs
 Kp
       -- costs of procurement
 Kz
       -- profit
 Z

MANNER, IN WHICH RATIO VALUES ARE DETERMINED

       -- PLN 5.00 -- calculated without KP and P
 R
       -- average prices for materials published in SECOCENBUD for the investment region
 M
       -- average prices for equipment published in SECOCENBUD for the investment region
 S
       -- 80% on R and S
 Kp
       -- 18% on M
 Kz
       -- 25% on R, S and Kp
 Z

CONTRACTOR                                     CONTRACTING PARTY
---------------------------------------------  ---------------------------------------------

/s/                                            /s/

LOGO
                      ZAFFIACZNIK NR. 6 DO UMOWY NR. PL-011417295/446-PTC-ELE/99

                                WORK CERTIFICATE
POLSKA TELEFONIA CYFROWA SP. Z.O.O.

ABC Sp.z o.o.                                   Order No.:
Marszaffikowska 1/1                             WZZT
Warszawa 01-345                                 Region:
Polska                                          Site Ro.:
 Contract No:                                   Site Name:
 Indent:                                        NE Id:
                                                Date of Issue:

SERVICES

           DESCRIPTION                                                           ACCEPTED ON
    ITEM   PTC CODE                                                      QTY     PREVIOUS WC
    ----   -----------                                                   ----    -----------
     10    czynnosci administracyjno-projektowe (w) 131                  1 JD

--------------------------------------------------------------------------------
Remarks:

PLANNED DATE OF SERVICE DELIVERY**                   ACTUAL DATE OF SERVICE DELIVERY**                   DURATION (WEEKS)
----------------------------------                   ---------------------------------                   ----------------

--------------------------------------------------------------------------------
**) DRA for equipment, RFI for Civil Works

                                   ---------------------------------------------
                                                                       WC
SIGN-OFF DATE

                                   ---------------------------------------------

                                   ---------------------------------------------

  Signature (ERA GSM)  Signature (ERA GSM)  Suppliers confirmation  Suppliers confirmation
        RO Head           Netw.Roll-out        Technical Dept.         Commercial Dept.

---------------

*)  O -- from order W -- from warehouse

                                                    ZAFFIACZNIK NR 7 DO UMOWY NR
                                                     PL-011417295/446-PTC-ELE/99

LP          NR          NAME OF SITE
--         -----        ------------
1..        21132        Konstancin
2..        21141        Otwock
3..        27550        Przytyk
4..        27555        Stare Makosy
5..        27560        Wierzbica
6..        26105        Osowa
7..        26200        Sawin
8..        22514        Naruszewo
9..        24069        Nurzec Stacja
10...      24070        Adamowo Zastawa
11...      46102        Bielany
12...      45156        Boszkowo
13...      46141        Borowa
14...      47129        Sokolniki
15...      48127        Legnica
16...      53149        Przysiecz
17...      55142        Kazimierza Wielka
18...      53105        Opole Harcerska
19...      59130        Dynow
20...      59131        Sieniawa
21...      59133        Dukla
22...      36752        Krotoszyny
23...      37754        Ugoszcz
24...      31772        Niepogledzie
25...      31774        upawa
26...      33715        Przywodzie
27...      31771        Debnica
28...      24078        Podkamionka
29...      24538        Ogrodniki
30...      25222        Sadowne
31...      25222        Zyczyn
32...      28009        Lubien
33...      28209        Tomaszowek
34...      28210        Skorkowice
35...      24076        Wyszki
36...      24535        Wiartel
37...      24537        Koncewo
38...      27307        Fajslawice
39...      27561        Ciepielow
40...      29515        Lutowka
41...      29522        Miedzno
42...      29553        Malyn
43...      43036        Konin/Patnow
44...      45026        Leszno-Zaborowo
45...      48027        Legnica-Piekary
46...      44059        Pila/Podlasie
47...      49516        Walbrzych-Rusinowa
48...      40225        Poznan
49...      41057        Zary/Kuniel

LP          NR          NAME OF SITE
--         -----        ------------
50...      52151        Ciezkowice
51...      56128        Lisnik Duzy
52...      59151        Rozpucie
53...      58161        Ranizow
54...      59152        Biecz
55...      35206        Bydgoszcz
56...      36015        Torun
57...      38822        Braniewo
58...      38884        Kwidzyn